                                                                    Exhibit 99.2

                          COMMON STOCK PURCHASE WARRANT

                             EVERLAST WORLDWIDE INC.

                             Dated: January 1, 2006

THIS  WARRANT  AND THE SHARES OF COMMON  STOCK  ISSUABLE  UPON  EXERCISE OF THIS
WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR ANY STATE  SECURITIES  LAWS.  THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON
EXERCISE  OF  THIS  WARRANT  MAY NOT BE  SOLD,  OFFERED  FOR  SALE,  PLEDGED  OR
HYPOTHECATED  IN THE ABSENCE OF AN EFFECTIVE  REGISTRATION  STATEMENT AS TO THIS
WARRANT UNDER SAID ACT AND ANY APPLICABLE  STATE SECURITIES LAWS OR AN EXEMPTION
FROM SUCH REGISTRATION REQUIREMENTS.

                          COMMON STOCK PURCHASE WARRANT

                   For the Purchase of 100,000 of Common Stock

                                       of

                             EVERLAST WORLDWIDE INC.

                            (A Delaware Corporation)

1. WARRANT.

         THIS CERTIFIES THAT Jacques Moret, Inc. (the "Holder"),  the registered owner of this  Warrant,  is  entitled,  at any time and from  time to time at or before 5:00 p.m.,  prevailing Eastern Time, January 1, 2016, but not thereafter, to subscribe for,  purchase and receive,  in whole or in part, up to One Hundred
Thousand (100,000) shares of common stock, $0.002 par value (the "Common Stock")
of Everlast Worldwide Inc., a Delaware  corporation (the "Company").  If January
1, 2016 is a day on which banking  institutions  are authorized by law to close, then this Warrant may be exercised on the next succeeding day that is not such a day in  accordance  with the  terms  hereof.  This  Warrant  shall be  initially exercisable on January 1, 2007. This Warrant is initially exercisable as to each share of Common  Stock  purchasable  hereunder  at a price of $7.42 per share of
Common Stock (the "Exercise  Price").  The term "Exercise  Price" shall mean the initial  exercise  price or such  exercise  price,  as  adjusted  in the  manner provided herein,  depending on the context. This Warrant is issued in accordance with Letter of Intent dated November 10, 2005 between the Company and the Holder
(the "License Agreement").

2. EXERCISE.

         In order to exercise this Warrant, the exercise form attached hereto as
Exhibit A (the "Exercise Notice") must be duly executed, completed and delivered to the Company, together with this Warrant and payment of the Exercise Price for the shares of the Common Stock being purchased. Such payment may be made, at the option of the Holder,  in cash, by certified or bank cashier's check, or by wire transfer.  If the rights  represented hereby shall not be exercised at or before

                                        1

5:00 p.m.,  prevailing  Eastern  Time,  on January 1, 2016,  this Warrant  shall become  and be  void  and  without  further  force  or  effect  and  all  rights represented hereby shall cease and expire.

3. TRANSFER.

         The  securities  purchased  upon  exercise of this Warrant shall not be transferred  unless and until (i) the Company has received an opinion of counsel for the Holder that the securities  may be transferred  pursuant to an exemption from registration  under the Securities Act of 1933, as amended (the "Act"), the availability  of which is  established  to the  reasonable  satisfaction  of the
Company,  or (ii) a registration  statement relating to such securities has been filed by the Company and  declared  effective  by the  Securities  and  Exchange
Commission.

         Each certificate for securities purchased upon exercise of this Warrant shall bear a legend  substantially as follows,  unless such securities have been registered under the Act:

         "These  securities  represented by this  certificate have not been registered under the Securities Act of 1933 (the "Act").
         The securities may not be offered for sale, sold or otherwise transferred  except  pursuant  to an  effective  registration statement  under the Act, or pursuant  to an  exemption  from registration  under the Act and applicable  state  securities
         laws,   supported  by  an  opinion  of  counsel,   reasonably
         satisfactory  to the  company  and  its  counsel,  that  such registration is not required."

         This warrant may not be assigned.

4. NEW WARRANTS TO BE ISSUED.

         4.1      PARTIAL  EXERCISE OR TRANSFER.  Subject to the restrictions in
Section 3 hereof, this Warrant may be exercised or assigned in whole or in part.
In the event of the exercise or assignment  hereof in part only,  upon surrender of this Warrant for  cancellation,  together with the duly executed  exercise or assignment  form and funds  sufficient  to pay any  required  transfer  tax, the
Company shall cause to be delivered to the Holder  without  charge a new warrant or new  warrants  of like  tenor  with this  Warrant  in the name of the  Holder evidencing  the right to purchase,  in the  aggregate,  the remaining  number of underlying shares of Common Stock  purchasable  hereunder after giving effect to any such partial exercise or assignment.

         4.2      LOST  CERTIFICATE.  Upon  receipt by the  Company of  evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of an  indemnification in favor of the Company,  reasonably  satisfactory to it, the Company  shall execute and deliver a new warrant of like tenor and date.
Any such new warrants  executed and  delivered as a result of such loss,  theft, mutilation or destruction shall constitute an additional  contractual obligation on the part of the Company.

                                        2

5. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES.

         5.1      ADJUSTMENT FOR STOCK DIVIDENDS.  In case the Company shall pay a dividend or make any other  distribution  on any class of capital stock of the
Company in shares of Common Stock,  the Exercise Price in effect at the close of business on the date fixed for the  determination  of  stockholders  entitled to receive such dividend or other distribution shall be reduced by multiplying such
Exercise  Price by a  fraction  of which the  numerator  shall be the  number of shares of Common  Stock  outstanding  at the close of business on the date fixed for such  determination  and the denominator  shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution,  such reduction to become effective  immediately prior to the  opening  of  business  on the  date  following  the  date  fixed  for  such determination.  For the  purposes of this  Section  5.1, the number of shares of
Common  Stock at any time  outstanding  shall  not  include  shares  held in the treasury of the Company.

         5.2      ADJUSTMENT FOR STOCK  SUBDIVISIONS AND  COMBINATIONS.  In case outstanding  shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the close of business on the day upon which such subdivision  becomes effective shall be  proportionately reduced and,  conversely,  in case  outstanding  shares of Common Stock shall be combined into a smaller number of shares of Common Stock,  the Exercise Price in effect at the opening of business on the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such  subdivision  or  combination  becomes effective.

         5.3      ADJUSTMENT  FOR  DISTRIBUTION  OF ASSETS.  In case the Company shall,  by dividend or otherwise,  distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 5.2, any dividend or distribution paid in cash out of the earned  surplus or capital  surplus of the  Company,  and any dividend or  distribution  referred to in Section 5.1), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the
Exercise Price in effect  immediately prior to the close of business on the date
fixed  for  the   determination   of  stockholders   entitled  to  receive  such
distribution  by a fraction of which the numerator shall be the Market Price (as
defined   below)  per  share  of  Common  Stock  on  the  date  fixed  for  such determination  less the then Fair  Market  Value of the portion of the assets or evidences of  indebtedness  so distributed  (net of the Fair Market Value of any consideration paid or exchanged with respect thereto) applicable to one share of
Common Stock and the denominator  shall be such Market Price per share of Common
Stock,  such adjustment to become effective  immediately prior to the opening of business  on  the  day  following  the  date  fixed  for  the  determination  of stockholders entitled to receive such distribution.

         For purposes  hereof "Market Price" shall mean the average of the daily closing prices for the 20 consecutive business days immediately prior to the day in question. The closing price for each day shall be (a) the last reported sales price or, in the case no such reported sale takes place on such day, the average of the reported  closing bid and asked  prices,  in either case on the principal

                                        3

national  securities exchange on which the Common Stock is listed or admitted to trading  or, if the  Common  Stock is not listed or  admitted  to trading on any national securities exchange,  on the National Association of Securities Dealers
Automated  Quotation  National  Market  System,  (b) if the Common  Stock is not
listed or admitted to trading on any national  securities  exchange or quoted on such National Market System,  the average of the closing bid and asked prices in the  over-the-counter  market as furnished by any New York Stock Exchange member firm reasonably  selected from time to time by the Company for that purpose,  or
(c) if the Common  Stock is not listed or  admitted  to trading on any  national securities  exchange or quoted on such  National  Market  System and the average price cannot be determined as contemplated by clause (b), the Fair Market Value.
For the  purposes  hereof,  the term  "business  day"  shall  mean each  Monday,
Tuesday, Wednesday,  Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market.

         5.4      COMPUTATION OF ADJUSTED PURCHASE PRICE.  Whenever the Exercise
Price is adjusted as provided in this Section 5:

         (a)      The Company shall compute the adjusted  Exercise  Price to the nearest  one-hundredth  of a cent in  accordance  with this  Section 5 and shall prepare a certificate  signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted  Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the books and records of the Company;

         (b)      A notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall, as soon as practicable after it is required, be mailed to Holder; and

         (c)      At its option,  Holder may confirm the adjustment noted on the certificate  by  causing  such  adjustment  to be  computed  by  an  independent certified public accountant at the Holder's expense; provided,  however, that if the results of such  computation  reveal an error in the adjustment noted on the certificate,  then  the  Company  shall  pay  the  costs  and  expenses  of such computation.

         5.5      MINIMUM ADJUSTMENT;  LIMITATION. No adjustment in the Exercise
Price  shall be  required  under this  Section 5 unless  such  adjustment  would require an  increase  or  decrease  of at least one cent  ($.01) in such  price;
provided,  however,  that any adjustments that by reason of this Section 5.5 are not  required to be made shall be carried  forward and taken into account in any subsequent  adjustment.  All calculations  under this Section 5 shall be made to the nearest  one-hundredth of a cent or to the nearest  one-hundredth of a share as the case may be.  Notwithstanding the foregoing provisions of this Section 5, in no event shall the  Exercise  Price be reduced  below the minimum  amount for which the Common Stock may lawfully be issued  pursuant to  applicable  laws and regulations;  provided,  however,  that upon the  occurrence  of any event  that would,  but for the  foregoing  limitation,  give rise to an  adjustment  of the
Exercise  Price  pursuant to this Section 5, solely for purposes of  determining the number of warrants,  the Exercise Price shall be given effect as if adjusted

                                        4

to the full  extent  provided  for in this  Section  5,  without  regard  to the limitation set forth in this sentence.

         5.6      NO REDEMPTION OF WARRANT.  This Warrant  cannot be redeemed by the Company without the prior written consent of the Holder.

         5.7      ELIMINATION OF FRACTIONAL INTERESTS.  The Company shall not be required to issue certificates  representing fractions of shares of Common Stock upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of any  fractional  interests,  it being the intent of the  parties that all fractional interests shall be eliminated by rounding any fraction up to the  nearest  whole  number  of  shares  of  Common  Stock or other  securities, properties or rights as shall be issuable upon the exercise thereof.

6.       RESERVATION  AND LISTING.  The Company  shall at all times  reserve and keep  available out of its  authorized  shares of Common  Stock,  solely for the purpose of  issuance  upon  exercise  of the  Warrant,  such number of shares of
Common Stock or other securities, properties or rights as shall be issuable upon the exercise  thereof.  The Company  covenants and agrees that, upon exercise of the Warrant from time to time and payment of the Exercise  Price  therefor,  all shares of Common Stock and other securities issuable, properties and rights upon such exercise shall be duly and validly issued, fully paid and nonassessable and not subject to  preemptive  rights of any  stockholder.  As long as this Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock  issuable upon exercise of the Warrant to be listed  (subject to official notice of issuance) on all securities exchanges and automated quotation systems on which the Common Stock may then be listed and/or quoted.

7.       PIGGYBACK REGISTRATION RIGHTS.

         7.1      NOTICE AND REQUEST. If the Company at any time or from time to time proposes to register any  securities  under the  Securities Act of 1933, as amended  (the  "Act")  either for its own  account or the account of any selling security  holders (other than pursuant to (i) a registration  statement on Forms
S-4 or S-8 or any successor or similar forms, or (ii) a registration on any form that does not permit secondary  sales), it will give notice to the Holder of its intention  at least ten (10) days in advance  of the filing of any  registration statement  with respect  thereto.  Upon the written  request of the Holder given within five (5) business days after receipt of such notice, the Company, subject to Section 7.2 below, will include in such registration, and in any underwriting involved  therein,  all the shares of Common Stock issuable upon the exercise of the Warrants (the "Registrable Securities") included in such request.

         The Company shall cause the registration  statement to become effective and remain  effective as provided  herein.  The Company shall use its reasonable best efforts to cause the registration  statement to be declared effective under the Act as promptly as possible after the filing thereof.  The Company shall use its  reasonable  best efforts to keep the  registration  statement  continuously effective under the Act until the date which is the earlier date of when (i) all
Registrable  Securities  have  been  effectively  registered  under  the Act and

                                        5

disposed of in accordance with the  registration  statement  covering them, (ii)
all  Registrable  Securities are  distributed to the public pursuant to Rule 144
(or any similar provision then in force) under the Act, or (iii) all Registrable
Securities are otherwise freely transferable without restriction under the Act.

         7.2      UNDERWRITTEN OFFERING.

         (a)      In the case of an  underwritten  offering  by the  Company  of securities, the Holder will, with respect to Registrable Securities,  enter into an underwriting agreement with the same underwriters engaged by the Company with respect to  securities  being offered by the Company and the Company shall cause such  underwriters  to include in any such  underwriting  all of the Registrable
Securities that the Holder then desires to sell;  provided,  however,  that such underwriting  agreement is in  substantially  the same form as the  underwriting agreement that the Company enters into in connection  with the primary  offering it is making.

         (b)      If the managing  underwriter with respect to such underwritten offering  requests  in writing  that the number of  securities  to be offered by selling  security  holders be reduced  because in the  judgment of the  managing underwriter the offering would be materially and adversely  affected,  then such securities  shall be  reduced by such  amount as the  managing  underwriter  may determine so as to not  materially and adversely  affect the proposed  offering, provided that the  securities  held by any other holders (other than the Holder)
shall be proportionally reduced.

         (c)      The  Company  and the Holder  agree,  in  connection  with any underwritten  offering by the Company  within two (2) years of the date  hereof, upon  request of the  underwriters  managing  any  underwritten  offering of the
Company's  securities,  not to sell,  make any short  sale of,  loan,  grant any option for the purchase of, or otherwise  dispose of any Registrable  Securities
(other  than those  included  in the  registration)  without  the prior  written consent  of such  underwriters,  as the case may be, for a period of time not to exceed  ninety (90) days from the  effective  date of such  registration  as the
Company or the underwriters may specify,  but such restriction  shall only apply if (i) all directors and all executive officers of the Company agree to be bound by such  restrictions,  and (ii) the Company  shall  release the Holder from any such  restriction to the extent the Company  releases any other person or entity from such a  "lockup"  restriction.  The  Holder  agrees  that the  Company  may instruct its transfer agent to place  stop-transfer  notations in its records to enforce the provisions of this Section 7.2.

         7.3      INFORMATION. Upon making a request pursuant to this Section 7, the Holder shall  specify the number of shares of  Registrable  Securities to be registered on its behalf and the intended  method of  disposition  thereof.  The
Company may require the Holder to furnish to the  Company  such  information  in writing  regarding itself and the distribution of Registrable  Securities as the
Company may from time to time  reasonably  request in writing in order to comply with the Act. The Holder agrees to supply the Company as promptly as practicable with such  information  and to notify the Company as promptly as  practicable of

                                        6

any inaccuracy or change in information  they have  previously  furnished to the
Company.

         7.4      REGISTRATION  PROCEDURES.  In the  case of each  registration, qualification  or compliance  effected by the Company  pursuant to this Warrant, the Company will keep the Holder advised in writing as to the initiation of each registration,  qualification and compliance and as to the completion thereof. In connection with any registration  effected pursuant to this Warrant, the Company will  prepare  and file such  amendments  and  supplements  to its  registration statement as may be necessary to comply with the  provisions  of the Act and any applicable  blue  sky  or  other  state  securities  laws  with  respect  to the disposition of all securities covered by such registration  statement  provided, however,  that the  Company  shall not be  obligated  to take any such action to effect any such registration under this Agreement in any particular jurisdiction in which the Company would be requested to execute a general  consent to service of process in effecting such  registration,  qualification or compliance  unless the Company is already subject to service in such jurisdiction and except as may be required by the Act. At its expense,  the Company will furnish such number of prospectuses  and other  documents  incident  thereto as the Holder from time to time may reasonably request.

                  The Company shall keep such Registration  Statement  effective for a period of up to  one-year  after the  Registration  Statement  is declared effective or until the distribution  contemplated in the Registration  Statement has been  completed,  whichever  first  occurs;  provided,  however,  that  such one-year  period  shall be extended for a period of time equal to the period the
Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

         7.5      EXPENSES OF  REGISTRATION.  All  reasonable  fees and expenses incident to the Company's  performance of or compliance  with this Warrant shall be  borne by the  Company  whether  or not any  Registration  Statement  becomes effective  including,  without limitation:  (i) all registration and filing fees
(including,  without  limitation,  fees and expenses (A) with respect to filings required to be made with the National  Association of Securities Dealers,  Inc., and (B) with respect to compliance with securities or blue sky laws);  (ii) fees and  disbursements of counsel for the Company;  (iii) fees and  disbursements of all independent certified public accountants for the Company (including, without limitation,  the  expenses  of any  special  audit  and "cold  comfort"  letters required by or incident to such  performance);  (iv) Act liability  insurance if the Company so desires  such  insurance;  and (v) fees and expenses of all other persons  retained by the  Company.  The Company  shall not pay any other fees or expenses  incurred  by the  Holder  including,  without  limitation,  accounting expenses of the Holder and commissions or discounts attributable to the Holder's sale of Registrable Securities.

8.       CERTAIN NOTICE REQUIREMENTS.

         8.1      HOLDER'S  RIGHT TO RECEIVE  NOTICE.  Nothing  herein  shall be construed  as  conferring  upon the  Holder  the right to vote or  consent or to receive  notice as a  stockholder  for the  election of  directors  or any other matter, or as having any rights whatsoever as a stockholder of the Company.  If,

                                        7

however,  at any time prior to the  expiration  of the Warrant and its exercise, any of the events described in Section 8.2 shall be proposed, then, in each such event, the Company shall give written notice of such event at least fifteen (15)
days  prior to the  date  fixed as a  record  date or the  date of  closing  the transfer  books  for the  determination  of the  stockholders  entitled  to such dividend,  distribution,  conversion or exchange of  securities or  subscription rights, or entitled to vote on such proposed dissolution,  liquidation,  winding up or sale.  Such  notice  shall  specify  such  record  date or the date of the closing of the transfer books, as the case may be.

         8.2      EVENTS REQUIRING NOTICE. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events:
(i) if the  Company  shall take a record of the  holders of its shares of Common
Stock for the purpose of  entitling  them to receive a dividend or  distribution payable  otherwise  than in cash,  or a cash  dividend or  distribution  payable otherwise  than  out of  retained  earnings,  as  indicated  by  the  accounting treatment of such dividend or distribution on the books of the Company,  or (ii)
the Company  shall offer to all the holders of its Common  Stock any  additional shares  of  capital  stock of the  Company  or  securities  convertible  into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefore,  or (iii) a dissolution,  liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially  all of its property,  assets and business shall be proposed.

         8.3      TRANSMITTAL OF NOTICES.  All notices,  requests,  consents and other  communications under this Warrant shall be in writing and shall be deemed to have  been  duly  given or made when hand  delivered,  or when  delivered  by responsible overnight courier:

         (a)      If to the Holder, to:

                  Jacques Moret, Inc.
                  141  Broadway, 8th Floor,
                  New York, New York 10018
                  Telephone: 212-354-2400
                  Attention: Joseph Harary
                  Title: Chairman and Chief Executive Officer

         (b)      if to the Company, to:

                  Everlast Worldwide Inc.
                  1350 Broadway, Suite 2300
                  New York City, New York 10018
                  Telephone: (212) 239-0990
                  Attention: Seth Horowitz
                  Title: Chairman and Chief Executive Officer

                                        8

Either of the Holder or the Company may change the  foregoing  address by notice given pursuant to this Section 8.3.

9.        MISCELLANEOUS.

         9.1      AMENDMENTS.  The  Company  and the holder of a majority of the
Warrants may from time to time supplement or amend this Warrant in order to cure any ambiguity,  to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein. All modifications or amendments  to this Warrant  shall  require the written  consent of the party against whom enforcement of the modification or amendment is sought.

         9.2      HEADINGS.  The  headings  contained  herein  are for the  sole purpose of  convenience  of reference,  and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

         9.3      ENTIRE  AGREEMENT.  This  Warrant  (together  with  the  other agreements and documents being delivered  pursuant to or in connection with this
Warrant)  constitutes the entire agreement of the parties hereto with respect to
the  subject   matter  hereof,   and   supersedes   all  prior   agreements  and
understandings  of the parties,  oral and  written,  with respect to the subject matter hereof.

         9.4      BINDING EFFECT. This Warrant shall inure solely to the benefit of and shall be binding  upon,  the Holder and the Company  and their  permitted assignees,  respective  successors,  legal  representatives and assigns,  and no other person  shall have or be  construed to have any legal or equitable  right, remedy or claim  under or in  respect  of or by virtue  of this  Warrant  or any provisions herein contained.

         9.5      GOVERNING LAW; SUBMISSION TO JURISDICTION.  This Warrant shall be governed by and  construed  and enforced in  accordance  with the laws of the
State of New York,  without  giving effect to conflict of laws  principles.  Any action, proceeding or claim against the Company or the Holder arising out of, or relating in any way to this Warrant  shall be brought and enforced in the courts of the State of New York or of the  United  States of America  for the  Southern
District of New York, and the Company and the Holder  irrevocably submit to such jurisdiction,  which jurisdiction  shall be exclusive.  The parties hereto waive any objection to such exclusive  jurisdiction  and that such courts represent an inconvenient forum. The prevailing party in any such action shall be entitled to recover from the other party all of its reasonable  attorneys' fees and expenses relating to such action or proceeding  and/or  incurred in  connection  with the preparation therefore.

         9.6      WAIVER,  ETC.  The  failure of the Company or the Holder to at any time enforce any of the  provisions  of this Warrant  shall not be deemed or construed  to be a waiver of any such  provision,  nor to in any way  affect the validity of this Warrant or any provision  hereof or the right of the Company or any Holder to thereafter  enforce each and every  provision of this Warrant.  No waiver of any breach,  noncompliance or  nonfulfillment of any of the provisions of this  Warrant  shall be  effective  unless set forth in a written  instrument executed  by the party or  parties  against  whom or which  enforcement  of such

                                        9

waiver  is  sought;  and  no  waiver  of  any  such  breach,   noncompliance  or
nonfulfillment  shall be  construed  or  deemed  to be a waiver  of any other or subsequent breach, noncompliance or nonfulfillment.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 1st day of January, 2006.

                                           EVERLAST WORLDWIDE INC.

                                           By: ______________________________
                                               Name: SETH HOROWITZ
                                               Title: Chief Executive Officer

Acknowledged:

JACQUES MORET, INC.

By: ____________________________________
    Name: JOSEPH HARARY
    Title: Chairman and Chief Executive Officer

                                       10

       Exhibit A - Exercise Notice (form to be used to exercise Warrants):

                             Everlast Worldwide Inc.
                            1350 Broadway, Suite 2300
                          New York City, New York 10018

Date: ________________, 20__

         The  Undersigned  hereby  elects  irrevocably  to  exercise  the within
Warrant and to purchase  __________ shares of Common Stock of Everlast Worldwide
Inc.

         The Undersigned further elects

                  to make  payment of  $________________  (at
                  the rate of  $_______  per share) (in cash)
                  (by  certified  or  bank  cashier's   check
                  tendered herewith) (by wire transfer to the
                  account   of   the    Company    previously
                  designated by the Company).

                  [Note:  Cross out inapplicable choices.]

         Please  issue the  shares as to which  this  Warrant  is  exercised  in accordance with the instructions given below.

                                            ____________________________________
                                            Signature

                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name    ________________________________________________________________________
                            (Print in block Letters)

Address ________________________________________________________________________

         NOTICE:  The  signature to this form must  correspond  with the name as written  upon  the  face of the  within  Warrant  in  every  particular  without alteration or enlargement or any change whatsoever.

                                       11

Form to be used to assign Warrant:

                                   ASSIGNMENT

         (To be  executed by the  registered  Holder to effect a transfer of the within Warrant):

         FOR VALUE RECEIVED,  ________________________________ does hereby sell, assign and transfer unto __________________________ the right to purchase shares of Common Stock of Everlast  Worldwide  Inc.  (the  "Company")  evidenced by the within  Warrant and does hereby  authorize the Company to transfer such right on the books of the Company.

Dated:__________________, 20__

                                            ____________________________________
                                            Signature

         NOTICE:  The  signature to this form must  correspond  with the name as written  upon  the  face of the  within  Warrant  in  every  particular  without alteration or enlargement or any change whatsoever.